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Exhibit 99.2

Certain information about select portfolio companies as of June 30, 2018(1)

Instrument detail	Class	Investment classification	E&P sub sector	Fair market value	Advance rate	Borrowing base

Abaco Energy Technologies LLC, L+950, 1.0% LIBOR Floor, 11/20/2020	Senior Secured Loans—1st Lien	Broadly Syndicated / Other	Service & Equipment	55,978,581	56.25%	31,487,952
Altus Power America, Inc., L+750, 1.5% LIBOR Floor, 9/30/2021	Senior Secured Loans—1st Lien	Direct Origination	Power	29,457,422	56.25%	16,569,800
ARB Midstream Operating Company, LLC, L+725, 1.0% LIBOR Floor, 11/3/2021	Senior Secured Loans—1st Lien	Direct Origination	Midstream	1,258,600	56.25%	707,963
Eagle Midstream Canada Finance Inc., 8.5%, 9/27/2020	Senior Secured Loans—1st Lien	Direct Origination	Midstream	69,300,000	56.25%	38,981,250
Fortis Minerals Intermediate Holdings, LLC, L+625, 1.0% LIBOR Floor, 2/16/2025	Senior Secured Loans—1st Lien	Direct Origination	Upstream	4,659,984	56.25%	2,621,241
Industrial Group Intermediate Holdings, LLC, L+800, 1.3% LIBOR Floor, 5/31/2020	Senior Secured Loans—1st Lien	Direct Origination	Service & Equipment	9,201,041	56.25%	5,175,586
Kraken Oil & Gas LLC, L+750, 1.0% LIBOR Floor, 5/7/2021	Senior Secured Loans—1st Lien	Direct Origination	Upstream	18,239,920	56.25%	10,259,955
NNE Holding LLC, L+800, 3/2/2022	Senior Secured Loans—1st Lien	Direct Origination	Upstream	30,777,542	56.25%	17,312,367
Permian Production Partners LLC, L+600, 1.0% LIBOR Floor, 5/18/2024	Senior Secured Loans—1st Lien	Direct Origination	Upstream	40,152,000	56.25%	22,585,500
Swift Worldwide Resources US Holdings Corp., L+1000, 1.0% LIBOR Floor, 1.0% PIK, 7/20/2021	Senior Secured Loans—1st Lien	Direct Origination	Service & Equipment	44,673,863	56.25%	25,129,048
Warren Resources, Inc., L+900, 1.0% LIBOR Floor, 1.0% PIK, 5/22/2020	Senior Secured Loans—1st Lien	Direct Origination	Upstream	10,891,645	56.25%	6,126,551
Aethon United BR LP, L+675, 1.0% LIBOR Floor, 9/8/2023	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	34,838,361	56.25%	19,596,578
Arena Energy, LP, L+900, 1.0% LIBOR Floor, 4.0% PIK, 1/24/2021	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	43,937,763	56.25%	24,714,992
Chisholm Oil and Gas Operating, LLC, L+800, 1.0% LIBOR Floor, 3/21/2024	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	77,871,427	56.25%	43,802,678
Penn Virginia Holdings Corp., L+700, 1.0% LIBOR Floor, 9/29/2022	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	12,105,600	56.25%	6,809,400
SilverBow Resources, Inc., L+750, 1.0% LIBOR Floor, 12/15/2024	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	7,616,720	56.25%	4,284,405
Black Swan Energy Ltd., 9.0%, 1/20/2024	Senior Secured Bonds	Direct Origination	Upstream	44,550,000	56.25%	25,059,375
FourPoint Energy, LLC, 9.0%, 12/31/2021	Senior Secured Bonds	Direct Origination	Upstream	65,952,563	56.25%	37,098,316
Velvet Energy Ltd., 9.0%, 10/5/2023	Senior Secured Bonds	Direct Origination	Upstream	94,050,000	56.25%	52,903,125
Ascent Resources Utica Holdings, LLC, 10.0%, 4/1/2022	Subordinated Debt	Broadly Syndicated / Other	Upstream	61,119,375	56.25%	34,379,648
Canbriam Energy Inc., 9.8%, 11/15/2019	Subordinated Debt	Broadly Syndicated / Other	Upstream	83,195,330	56.25%	46,797,373
Hammerhead Resources Inc., 9.0%, 7/10/2022	Subordinated Debt	Direct Origination	Upstream	72,562,500	56.25%	40,816,406
Total				$912,390,237	56.25%	$513,219,508

(1)
As of June 30, 2018. All data presented is preliminary and subject to final approval by FSEP's board of trustees. All investments not described as Direct Origination are shown "Broadly Syndicated / Other" for the purposes of this presentation. As of June 30, 2018, the Goldman facility has $76,851,856 of cash collateral

Instrument detail	Class	Investment classification	E&P sub sector	Fair market value	Advance rate	Borrowing base

Abaco Energy Technologies LLC, L+950, 1.0% LIBOR Floor, 11/20/2020	Senior Secured Loans—1st Lien	Broadly Syndicated / Other	Service & Equipment	18,659,527	70.00%	13,061,669
Altus Power America, Inc., L+750, 1.5% LIBOR Floor, 9/30/2021	Senior Secured Loans—1st Lien	Direct Origination	Power	23,320,459	60.00%	13,992,275
ARB Midstream Operating Company, LLC, L+725, 1.0% LIBOR Floor, 11/3/2021	Senior Secured Loans—1st Lien	Direct Origination	Midstream	896,753	60.00%	538,052
BL Sand Hills Unit, L.P., Prime+650, 3.5% Prime Floor, 12/17/2021	Senior Secured Loans—1st Lien	Direct Origination	Upstream	9,500,000	60.00%	5,700,000
Compass Power Generation LLC, L+375, 1.0% LIBOR Floor, 12/20/2024	Senior Secured Loans—1st Lien	Broadly Syndicated / Other	Power	1,435,153	70.00%	1,004,607
Eagle Midstream Canada Finance Inc., 8.5%, 9/27/2020	Senior Secured Loans—1st Lien	Direct Origination	Midstream	60,000,000	50.13%	30,078,101
Felix Investments Holdings II, LLC, L+650, 1.0% LIBOR Floor, 8/9/2022	Senior Secured Loans—1st Lien	Direct Origination	Upstream	1,859,366	60.00%	1,115,619
Fortis Minerals Intermediate Holdings, LLC, L+625, 1.0% LIBOR Floor, 2/16/2025	Senior Secured Loans—1st Lien	Direct Origination	Upstream	3,320,239	60.00%	1,992,143
Industrial Group Intermediate Holdings, LLC, L+800, 1.3% LIBOR Floor, 5/31/2020	Senior Secured Loans—1st Lien	Direct Origination	Service & Equipment	6,555,742	60.00%	3,933,445
JSS Holdings, Inc., L+800, 1.0% LIBOR Floor, 3/31/2023	Senior Secured Loans—1st Lien	Direct Origination	Service & Equipment	7,424,939	60.00%	4,454,963
Kraken Oil & Gas LLC, L+750, 1.0% LIBOR Floor, 5/7/2021	Senior Secured Loans—1st Lien	Direct Origination	Upstream	12,995,943	60.00%	7,797,566
New Age (African Global Energy) Limited, 15.0%, 6/28/2020	Senior Secured Loans—1st Lien	Direct Origination	Upstream	795,129	60.00%	477,078
ORYX Southern Delaware Holdings, L+325, 1.0% LIBOR Floor, 2/28/2025	Senior Secured Loans—1st Lien	Broadly Syndicated / Other	Midstream	19,750,500	70.00%	13,825,350
Power Distribution, Inc., L+725, 1.3% LIBOR Floor, 1/25/2023	Senior Secured Loans—1st Lien	Direct Origination	Power	14,344,423	60.00%	8,606,654
Strike, LLC, L+800, 1.0% LIBOR Floor, 11/30/2022	Senior Secured Loans—1st Lien	Broadly Syndicated / Other	Midstream	11,162,871	70.00%	7,814,010
Strike, LLC, Letter of Credit, L+800, 1.0% LIBOR Floor, 5/30/2019	Senior Secured Loans—1st Lien	Broadly Syndicated / Other	Midstream	1,531,072	70.00%	1,071,750
Swift Worldwide Resources US Holdings Corp., L+1000, 1.0% LIBOR Floor, 1.0% PIK, 7/20/2021	Senior Secured Loans—1st Lien	Direct Origination	Service & Equipment	7,073,362	60.00%	4,244,017
Traverse Midstream Partners LLC, L+400, 1.0% LIBOR Floor, 9/27/2024	Senior Secured Loans—1st Lien	Broadly Syndicated / Other	Midstream	50,000,000	63.18%	31,591,118
Warren Resources, Inc., L+900, 1.0% LIBOR Floor, 1.0% PIK, 5/22/2020	Senior Secured Loans—1st Lien	Direct Origination	Upstream	7,760,297	60.00%	4,656,178
Aethon United BR LP, L+675, 1.0% LIBOR Floor, 9/8/2023	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	24,822,332	45.00%	11,170,050
Chisholm Oil and Gas Operating, LLC, L+800, 1.0% LIBOR Floor, 3/21/2024	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	55,483,392	38.83%	21,542,339
Granite Acquisition, Inc., L+725, 1.0% LIBOR Floor, 12/19/2022	Senior Secured Loans—2nd Lien	Broadly Syndicated / Other	Power	20,660,114	55.00%	11,363,063
Horn Intermediate Holdings, Inc., L+775, 1.3% LIBOR Floor, 10/2/2018	Senior Secured Loans—2nd Lien	Direct Origination	Service & Equipment	23,868,750	45.00%	10,740,938
P2 Upstream Acquisition Co., L+800, 1.0% LIBOR Floor, 4/30/2021	Senior Secured Loans—2nd Lien	Broadly Syndicated / Other	Service & Equipment	14,330,806	55.00%	7,881,943
Penn Virginia Holdings Corp., L+700, 1.0% LIBOR Floor, 9/29/2022	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	8,625,240	45.00%	3,881,358
Rosehill Operating Company, LLC, 10.0%, 1/31/2023	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	806,708	45.00%	363,019

Instrument detail	Class	Investment classification	E&P sub sector	Fair market value	Advance rate	Borrowing base

SilverBow Resources, Inc., L+750, 1.0% LIBOR Floor, 12/15/2024	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	5,426,913	45.00%	2,442,111
UTEX Industries, Inc., L+725, 1.0% LIBOR Floor, 5/20/2022	Senior Secured Loans—2nd Lien	Broadly Syndicated / Other	Service & Equipment	37,095,070	55.00%	20,402,289
Bioenergy Infrastructure Holdings Limited, L+725, 1.0% LIBOR Floor, 11/1/2022	Senior Secured Bonds	Direct Origination	Power	355,788	55.00%	195,683
Black Swan Energy Ltd., 9.0%, 1/20/2024	Senior Secured Bonds	Direct Origination	Upstream	21,161,250	55.00%	11,638,688
FourPoint Energy, LLC, 9.0%, 12/31/2021	Senior Secured Bonds	Direct Origination	Upstream	66,714,040	44.10%	29,417,954
Ridgeback Resources Inc., 12.0%, 12/29/2020	Senior Secured Bonds	Direct Origination	Upstream	1,846,325	55.00%	1,015,479
Talos Production LLC, 11.0%, 4/3/2022	Senior Secured Bonds	Broadly Syndicated / Other	Upstream	21,622,297	65.00%	14,054,493
Velvet Energy Ltd., 9.0%, 10/5/2023	Senior Secured Bonds	Direct Origination	Upstream	31,350,000	55.00%	17,242,500
Ascent Resources Utica Holdings, LLC, 10.0%, 4/1/2022	Subordinated Debt	Broadly Syndicated / Other	Upstream	67,740,641	39.86%	27,000,244
Bellatrix Exploration Ltd., 8.5%, 5/15/2020	Subordinated Debt	Broadly Syndicated / Other	Upstream	19,013,121	50.00%	9,506,560
Canbriam Energy Inc., 9.8%, 11/15/2019	Subordinated Debt	Broadly Syndicated / Other	Upstream	13,172,594	50.00%	6,586,297
Compressco Partners, LP, 7.3%, 8/15/2022	Subordinated Debt	Broadly Syndicated / Other	Service & Equipment	8,290,917	50.00%	4,145,459
Covey Park Energy LLC, 7.5%, 5/15/2025	Subordinated Debt	Broadly Syndicated / Other	Upstream	20,171,168	50.00%	10,085,584
Eclipse Resources Corp., 8.9%, 7/15/2023	Subordinated Debt	Broadly Syndicated / Other	Upstream	12,312,101	50.00%	6,156,050
Global Partners L.P., 6.3%, 7/15/2022	Subordinated Debt	Broadly Syndicated / Other	Midstream	3,970,466	50.00%	1,985,233
Great Western Petroleum, LLC, 8.5%, 4/6/2023	Subordinated Debt	Direct Origination	Upstream	6,280,196	40.00%	2,512,078
Great Western Petroleum, LLC, 9.0%, 9/30/2021	Subordinated Debt	Broadly Syndicated / Other	Upstream	17,491,534	50.00%	8,745,767
Hammerhead Resources Inc., 9.0%, 7/10/2022	Subordinated Debt	Direct Origination	Upstream	11,489,063	50.00%	5,744,531
Lonestar Resources America Inc., 11.3%, 1/1/2023	Subordinated Debt	Broadly Syndicated / Other	Upstream	12,709,219	50.00%	6,354,609
Martin Midstream Partners L.P., 7.3%, 2/15/2021	Subordinated Debt	Broadly Syndicated / Other	Midstream	5,982,991	50.00%	2,991,495
Moss Creek Resources, LLC, 7.5%, 1/15/2026	Subordinated Debt	Broadly Syndicated / Other	Upstream	14,027,938	50.00%	7,013,969
Total				$805,206,747	51.93%	$418,134,379

Instrument detail	Class	Investment classification	E&P sub sector	Fair market value

Allied Wireline Services, LLC, L+400, 1.5% LIBOR Floor, 5.5% PIK, 6/30/2020	Senior Secured Loans—1st Lien	Direct Origination	Service & Equipment	113,665,324
Altus Power America, Inc., L+750, 1.5% LIBOR Floor, 9/30/2021	Senior Secured Loans—1st Lien	Direct Origination	Power	25,775,244
ARB Midstream Operating Company, LLC, L+725, 1.0% LIBOR Floor, 11/3/2021	Senior Secured Loans—1st Lien	Direct Origination	Midstream	991,148
BL Sand Hills Unit, L.P., Prime+650, 3.5% Prime Floor, 12/17/2021	Senior Secured Loans—1st Lien	Direct Origination	Upstream	10,500,000
Cimarron Energy Inc., L+1150 PIK, 1.0% LIBOR Floor, 12/15/2019	Senior Secured Loans—1st Lien	Direct Origination	Service & Equipment	12,771,338
Compass Power Generation LLC, L+375, 1.0% LIBOR Floor, 12/20/2024	Senior Secured Loans—1st Lien	Broadly Syndicated / Other	Power	1,562,599
Eagle Midstream Canada Finance Inc., 8.5%, 9/27/2020	Senior Secured Loans—1st Lien	Direct Origination	Midstream	43,950,000
Felix Investments Holdings II, LLC, L+650, 1.0% LIBOR Floor, 8/9/2022	Senior Secured Loans—1st Lien	Direct Origination	Upstream	2,055,088
Fortis Minerals Intermediate Holdings, LLC, L+625, 1.0% LIBOR Floor, 2/16/2025	Senior Secured Loans—1st Lien	Direct Origination	Upstream	3,669,737
Industrial Group Intermediate Holdings, LLC, L+800, 1.3% LIBOR Floor, 5/31/2020	Senior Secured Loans—1st Lien	Direct Origination	Service & Equipment	7,245,820
JSS Holdings, Inc., L+800, 1.0% LIBOR Floor, 3/31/2023	Senior Secured Loans—1st Lien	Direct Origination	Service & Equipment	8,231,647
Kraken Oil & Gas LLC, L+750, 1.0% LIBOR Floor, 5/7/2021	Senior Secured Loans—1st Lien	Direct Origination	Upstream	14,363,937
MB Precision Holdings LLC, L+725, 1.3% LIBOR Floor, 2.3% PIK, 1/23/2021	Senior Secured Loans—1st Lien	Direct Origination	Service & Equipment	10,019,008
New Age (African Global Energy) Limited, 15.0%, 6/28/2020	Senior Secured Loans—1st Lien	Direct Origination	Upstream	896,823
Power Distribution, Inc., L+725, 1.3% LIBOR Floor, 1/25/2023	Senior Secured Loans—1st Lien	Direct Origination	Power	15,854,363
Strike, LLC, L+800, 1.0% LIBOR Floor, 11/30/2022	Senior Secured Loans—1st Lien	Broadly Syndicated / Other	Midstream	12,337,910
Strike, LLC, Letter of Credit, L+800, 1.0% LIBOR Floor, 5/30/2019	Senior Secured Loans—1st Lien	Broadly Syndicated / Other	Midstream	1,692,237
Swift Worldwide Resources US Holdings Corp., L+1000, 1.0% LIBOR Floor, 1.0% PIK, 7/20/2021	Senior Secured Loans—1st Lien	Direct Origination	Service & Equipment	7,817,926
Traverse Midstream Partners LLC, L+400, 1.0% LIBOR Floor, 9/27/2024	Senior Secured Loans—1st Lien	Broadly Syndicated / Other	Midstream	24,758,417
Warren Resources, Inc., L+900, 1.0% LIBOR Floor, 1.0% PIK, 5/22/2020	Senior Secured Loans—1st Lien	Direct Origination	Upstream	8,577,171
Aethon United BR LP, L+675, 1.0% LIBOR Floor, 9/8/2023	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	27,435,209
Arena Energy, LP, L+900, 1.0% LIBOR Floor, 4.0% PIK, 1/24/2021	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	65,906,644
Chisholm Oil and Gas Operating, LLC, L+800, 1.0% LIBOR Floor, 3/21/2024	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	61,323,749
Granite Acquisition, Inc., L+725, 1.0% LIBOR Floor, 12/19/2022	Senior Secured Loans—2nd Lien	Broadly Syndicated / Other	Power	1,782,231
Horn Intermediate Holdings, Inc., L+775, 1.3% LIBOR Floor, 10/2/2018	Senior Secured Loans—2nd Lien	Direct Origination	Service & Equipment	26,381,250
Penn Virginia Holdings Corp., L+700, 1.0% LIBOR Floor, 9/29/2022	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	9,533,160

Instrument detail	Class	Investment classification	E&P sub sector	Fair market value

Rosehill Operating Company, LLC, 10.0%, 1/31/2023	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	891,625
SilverBow Resources, Inc., L+750, 1.0% LIBOR Floor, 12/15/2024	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	5,998,167
Titan Energy Operating, LLC, L+1300 PIK, 1.0% LIBOR Floor, 2/23/2020	Senior Secured Loans—2nd Lien	Direct Origination	Upstream	21,881,451
Bioenergy Infrastructure Holdings Limited, L+725, 1.0% LIBOR Floor, 11/1/2022	Senior Secured Bonds	Direct Origination	Power	503,587
Black Swan Energy Ltd., 9.0%, 1/20/2024	Senior Secured Bonds	Direct Origination	Upstream	23,388,750
FourPoint Energy, LLC, 9.0%, 12/31/2021	Senior Secured Bonds	Direct Origination	Upstream	107,160,898
Ridgeback Resources Inc., 12.0%, 12/29/2020	Senior Secured Bonds	Direct Origination	Upstream	2,040,675
Sunnova Energy Corp., 6.0%, 6.0% PIK, 1/24/2019	Senior Secured Bonds	Direct Origination	Power	25,983,643
Talos Production LLC, 11.0%, 4/3/2022	Senior Secured Bonds	Broadly Syndicated / Other	Upstream	23,898,328
Ascent Resources Utica Holdings, LLC, 10.0%, 4/1/2022	Subordinated Debt	Broadly Syndicated / Other	Upstream	74,871,234
Bellatrix Exploration Ltd., 8.5%, 5/15/2020	Subordinated Debt	Broadly Syndicated / Other	Upstream	21,014,502
Canbriam Energy Inc., 9.8%, 11/15/2019	Subordinated Debt	Broadly Syndicated / Other	Upstream	14,559,183
Compressco Partners, LP, 7.3%, 8/15/2022	Subordinated Debt	Broadly Syndicated / Other	Service & Equipment	9,163,645
Covey Park Energy LLC, 7.5%, 5/15/2025	Subordinated Debt	Broadly Syndicated / Other	Upstream	22,294,449
Eclipse Resources Corp., 8.9%, 7/15/2023	Subordinated Debt	Broadly Syndicated / Other	Upstream	13,608,111
Global Partners L.P., 6.3%, 7/15/2022	Subordinated Debt	Broadly Syndicated / Other	Midstream	4,388,410
Great Western Petroleum, LLC, 8.5%, 4/6/2023	Subordinated Debt	Direct Origination	Upstream	6,941,269
Great Western Petroleum, LLC, 9.0%, 9/30/2021	Subordinated Debt	Broadly Syndicated / Other	Upstream	19,332,748
Hammerhead Resources Inc., 9.0%, 7/10/2022	Subordinated Debt	Direct Origination	Upstream	12,698,438
Lonestar Resources America Inc., 11.3%, 1/1/2023	Subordinated Debt	Broadly Syndicated / Other	Upstream	14,047,031
Martin Midstream Partners L.P., 7.3%, 2/15/2021	Subordinated Debt	Broadly Syndicated / Other	Midstream	6,612,779
Moss Creek Resources, LLC, 7.5%, 1/15/2026	Subordinated Debt	Broadly Syndicated / Other	Upstream	15,504,563
Tenrgys, LLC, L+900, 2.5% LIBOR Floor, 12/23/2018	Subordinated Debt	Direct Origination	Upstream	45,281,250
Global Jet Capital Inc., 15.0% PIK, 1/30/2025	Subordinated Debt	Direct Origination	Service & Equipment	907,701
Global Jet Capital Inc., 15.0% PIK, 12/2/2026	Subordinated Debt	Direct Origination	Service & Equipment	981,973
Global Jet Capital Inc., 15.0% PIK, 4/30/2025	Subordinated Debt	Direct Origination	Service & Equipment	5,761,691
Global Jet Capital Inc., 15.0% PIK, 9/29/2025	Subordinated Debt	Direct Origination	Service & Equipment	1,119,469
Global Jet Capital Inc., 15.0% PIK, 9/3/2025	Subordinated Debt	Direct Origination	Service & Equipment	1,189,141
Abaco Energy Technologies LLC, 8.0% PIK, Preferred Equity—Equity	Preferred Equity	Direct Origination	Service & Equipment	12,300,351
Altus Power America Holdings, LLC, 9.0%, 5.0% PIK, 10/3/2023, Preferred Equity—Debt	Preferred Equity	Direct Origination	Power	26,890,244
Global Jet Capital Holdings, LP, Preferred Equity—Equity	Preferred Equity	Direct Origination	Service & Equipment	1,880,255
Great Western Petroleum, LLC—Preferred Equity	Preferred Equity	Direct Origination	Upstream	36,363,364
NuStar, 9.8%, Preferred Equity—Equity	Preferred Equity	Direct Origination	Midstream	101,694,919
Rosehill Resources, Inc.—Preferred Equity	Preferred Equity	Direct Origination	Upstream	2,561,360

Instrument detail	Class	Investment classification	E&P sub sector	Fair market value

Segreto Power Holdings, LLC, Preferred Equity	Preferred Equity	Broadly Syndicated / Other	Power	70,297,258
Sunnova Energy Corp., Preferred Equity—Equity	Preferred Equity	Direct Origination	Power	5,558,140
Synergy Offshore LLC, 7/15/2018, Preferred Equity—Debt	Preferred Equity	Direct Origination	Upstream	25,322,613
TE Holdings, LLC, 8.0% PIK, Preferred Equity—Equity	Preferred Equity	Broadly Syndicated / Other	Upstream	10,328,714
USA Compression Partners, LP, 9.8%, Preferred Equity	Preferred Equity	Direct Origination	Midstream	81,327,258
Abaco Energy Technologies LLC, Common Equity	Common Equity / Other	Direct Origination	Service & Equipment	2,517,361
Allied Downhole Technologies, LLC, 2/28/2019, Warrants	Common Equity / Other	Direct Origination	Service & Equipment	6,680,850
Allied Downhole Technologies, LLC, Common Equity	Common Equity / Other	Direct Origination	Service & Equipment	9,288,892
Altus Power America Holdings, LLC, Common Equity	Common Equity / Other	Direct Origination	Power	2,182,986
Ascent Resources Utica Holdings, LLC, Common Equity	Common Equity / Other	Direct Origination	Upstream	39,031,889
BL Sand Hills Unit, L.P. ORRI	Common Equity / Other	Direct Origination	Upstream	740,611
BL Sand Hills Unit, L.P. Series A Units	Common Equity / Other	Direct Origination	Upstream	7,103,136
BL Sand Hills Unit, L.P., Net Profits Interest	Common Equity / Other	Direct Origination	Upstream	1,077,405
Chisholm Oil and Gas, LLC, Series A Units	Common Equity / Other	Direct Origination	Upstream	11,921,700
Harvest Oil & Gas Corp., Common Equity	Common Equity / Other	Broadly Syndicated / Other	Upstream	29,713,640
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	Common Equity / Other	Direct Origination	Upstream	19,305,000
FourPoint Energy, LLC, Common Equity, Class D Units	Common Equity / Other	Direct Origination	Upstream	3,650,330
FourPoint Energy, LLC, Common Equity, Class E-II Units	Common Equity / Other	Direct Origination	Upstream	43,960,518
FourPoint Energy, LLC, Common Equity, Class E-III Units	Common Equity / Other	Direct Origination	Upstream	65,154,375
Industrial Group Intermediate Holdings, LLC, Common Equity	Common Equity / Other	Direct Origination	Service & Equipment	354,566
JSS Holdco, LLC, Net Profits Interest	Common Equity / Other	Direct Origination	Service & Equipment	87,763
PDI Parent LLC, Common Equity	Common Equity / Other	Direct Origination	Power	1,315,385
Ridgeback Resources Inc., Common Equity	Common Equity / Other	Direct Origination	Upstream	64,135,877
Swift Worldwide Resources Holdco Limited, Common Equity	Common Equity / Other	Direct Origination	Service & Equipment	1,875,000
TE Holdings, LLC, Common Equity	Common Equity / Other	Broadly Syndicated / Other	Upstream	2,448,546
USA Compression Partners, LP, Warrants (Market)	Common Equity / Other	Direct Origination	Midstream	1,348,711
USA Compression Partners, LP, Warrants (Premium)	Common Equity / Other	Direct Origination	Midstream	1,745,390
Warren Resources, Inc., Common Equity	Common Equity / Other	Direct Origination	Upstream	16,559,059
White Star Petroleum Holdings, LLC, Common Equity	Common Equity / Other	Direct Origination	Upstream	2,129,349
Total				$1,729,975,506

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  Exhibit 99.2